SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2004

                                 AUTOINFO, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                       0-14786                 13-2867481
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

         6413 Congress Avenue, Suite 240
               Boca Raton, Florida                                   33487
     (Address of principal executive office)                       (Zip Code)

                                 (800) 759-7910
               Registrant's telephone number, including area code:


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

On January 21, 2004, the Company issued a press release announcing the consummation of a private placement transaction. The full text of the press release is set forth as Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 Press Release of AutoInfo, Inc. dated January 21, 2004.

                                  * * * * * * *

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUTOINFO, INC.


                                           By: /s/ William I Wunderlich
                                              ----------------------------------
                                                William I. Wunderlich,
                                                Chief Financial Officer

Date: January 21, 2004